UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 12, 2025

Claritev Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-39228	84-3536151
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7900 Tysons One Place, Suite 400

McLean, Virginia 22102

(212) 780-2000

(Address, including zip code, and telephone number,

including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of Class A Common Stock, $0.0001 par value per share	CTEV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On November 12, 2025, Claritev Corporation (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with certain affiliates of Hellman & Friedman (collectively, the “Selling Stockholders”) and Barclays Capital Inc., Guggenheim Securities, LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named in Schedule I thereto (collectively, the “Underwriters”), relating to the offer and sale by the Selling Stockholders of 1,500,000 shares of Class A common stock, par value $0.0001 per share, of the Company (the “Class A Common Stock”), at a price to the public of $51.50 per share (the “Offering”). In addition, the Selling Stockholders granted the Underwriters a 30-day option to purchase up to an additional 225,000 shares of Class A Common Stock. The Company did not sell any shares of Class A Common Stock in the Offering and did not receive any proceeds from the sale of the Class A Common Stock by the Selling Stockholders. The Offering closed on November 14, 2025.

The Underwriting Agreement contains customary representations and warranties, agreements and obligations, closing conditions and termination provisions. The Company and the Selling Stockholders have agreed to indemnify the Underwriters against certain liabilities and to contribute to payments the Underwriters may be required to make in the event of any such liabilities.

The foregoing description of the Underwriting Agreement does not purport to be complete and is subject to and is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is attached hereto as Exhibit 1.1 and the terms of which are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of November 12, 2025, among Claritev Corporation, the Selling Stockholders and Barclays Capital Inc., Guggenheim Securities, LLC and Wells Fargo Securities, LLC.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 14, 2025

Claritev Corporation

By:	/s/ Douglas M. Garis
Name:	Douglas M. Garis
Title:	Executive Vice President and Chief Financial Officer